Exhibit 99

UMH PROPERTIES, INC.

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, NJ 07728

(732) 577-9997

Fax: (732) 577-9980

FOR IMMEDIATE RELEASE	January 30, 2020

Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. ANNOUNCES TAX TREATMENT FOR 2019 DISTRIBUTIONS

FREEHOLD, NJ, JANUARY 30, 2020……UMH Properties, Inc. (NYSE:UMH) today announced the tax treatment of its 2019 distributions. The following tables summarize, for income tax purposes, the nature of cash distributions paid to stockholders of UMH’s common and preferred shares during the calendar year ended December 31, 2019.

Common - CUSIP 903002103

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
6/17/19	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
9/16/19	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
12/16/19	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
TOTAL	$0.72	$0.00	$0.00	$0.00	$0.72	$0.00

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.18	0%	0%	0%	100%	0%
6/17/19	$0.18	0%	0%	0%	100%	0%
9/16/19	$0.18	0%	0%	0%	100%	0%
12/16/19	$0.18	0%	0%	0%	100%	0%
TOTAL	$0.72	0%	0%	0%	100%	0%

A NYSE Company: Symbol - UMH

since 1968

Page | 2

8.0% Series B Cumulative Redeemable Preferred - CUSIP 903002301

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.500000	$0.296190	$0.013485	$0.00	$0.190325	$0.296190
6/17/19	$0.500000	$0.296190	$0.013485	$0.00	$0.190325	$0.296190
9/16/19	$0.500000	$0.296190	$0.013485	$0.00	$0.190325	$0.296190
12/16/19	$0.500000	$0.296190	$0.013485	$0.00	$0.190325	$0.296190
TOTAL	$2.000000	$1.184760	$0.053940	$0.00	$0.761300	$1.184760

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.500000	59.237944%	2.696796%	0%	38.065260%	59.237944%
6/17/19	$0.500000	59.237944%	2.696796%	0%	38.065260%	59.237944%
9/16/19	$0.500000	59.237944%	2.696796%	0%	38.065260%	59.237944%
12/16/19	$0.500000	59.237944%	2.696796%	0%	38.065260%	59.237944%
TOTAL	$2.000000	59.237944%	2.696796%	0%	38.065260%	59.237944%

6.75% Series C Cumulative Redeemable Preferred - CUSIP 903002400

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.421875	$0.249910	$0.011377	$0.00	$0.160588	$0.249910
6/17/19	$0.421875	$0.249910	$0.011377	$0.00	$0.160588	$0.249910
9/16/19	$0.421875	$0.249910	$0.011377	$0.00	$0.160588	$0.249910
12/16/19	$0.421875	$0.249910	$0.011377	$0.00	$0.160588	$0.249910
TOTAL	$1.687500	$0.999640	$0.045508	$0.00	$0.642352	$0.999640

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.421875	59.237944%	2.696796%	0%	38.065260%	59.237944%
6/17/19	$0.421875	59.237944%	2.696796%	0%	38.065260%	59.237944%
9/16/19	$0.421875	59.237944%	2.696796%	0%	38.065260%	59.237944%
12/16/19	$0.421875	59.237944%	2.696796%	0%	38.065260%	59.237944%
TOTAL	$1.687500	59.237944%	2.696796%	0%	38.065260%	59.237944%

A NYSE Company: Symbol - UMH

since 1968

Page | 3

6.375% Series D Cumulative Redeemable Preferred - CUSIP 903002509

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.3984375	$0.236025	$0.010745	$0.00	$0.1516675	$0.236025
6/17/19	$0.3984375	$0.236025	$0.010745	$0.00	$0.1516675	$0.236025
9/16/19	$0.3984375	$0.236025	$0.010745	$0.00	$0.1516675	$0.236025
12/16/19	$0.3984375	$0.236025	$0.010745	$0.00	$0.1516675	$0.236025
TOTAL	$1.5937500	$0.944100	$0.042980	$0.00	$0.6066700	$0.944100

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/19	$0.3984375	59.237944%	2.696796%	0%	38.065260%	59.237944%
6/17/19	$0.3984375	59.237944%	2.696796%	0%	38.065260%	59.237944%
9/16/19	$0.3984375	59.237944%	2.696796%	0%	38.065260%	59.237944%
12/16/19	$0.3984375	59.237944%	2.696796%	0%	38.065260%	59.237944%
TOTAL	$1.5937500	59.237944%	2.696796%	0%	38.065260%	59.237944%

NOTE: Unrecaptured Section 1250 Gain (Box 2b) is a subset of, and is included in, the Total Capital Gain Distributions reported in Box 2a. Section 199A Dividends (Box 5) is a subset of, and is included in, the Total Non-Qualifying Ordinary Income reported in Box 1a.

DIVIDEND REINVESTMENT PLAN DISCOUNTS

Common - CUSIP 903002103

DISCOUNT DATE	FAIR MARKET VALUE ($)	DISCOUNT PRICE ($)	DISCOUNT ON D/R ($)
1/15/2019	12.375	11.875	0.500
2/15/2019	13.705	13.250	0.455
3/15/2019	13.660	13.000	0.660
4/15/2019	13.845	13.250	0.595
5/15/2019	13.195	12.625	0.570
6/17/2019	13.330	12.750	0.580
7/15/2019	12.405	12.000	0.405
8/15/2019	11.870	11.625	0.245
9/16/2019	13.795	13.125	0.670
10/15/2019	14.280	13.625	0.655
11/15/2019	14.910	14.375	0.535
12/16/2019	15.845	15.250	0.595

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 122 manufactured home communities with approximately 23,000 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

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A NYSE Company: Symbol - UMH

since 1968